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                                                                      Exhibit 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-34206 and 33-79676 and 333-30491) and on Form S-3 (File No. 333-33933).


                                                    /s/ ARTHUR ANDERSEN LLP
                                                    -----------------------
Birmingham, Alabama                                 ARTHUR ANDERSEN LLP
March 30, 2001